Exhibit 3.23

I.D. NO# D5007604 ACKN. NO. – 237C3110284 MARYLAND PRECIOUS METALS INC. 06/01/98 AT 09:13 A.M.	STATE DEPARTMENT OF ASSESSMENTS AND TAXATION APPROVED FOR RECORD 10-1-98 at 9:13 a.m.

Maryland Close Corporation

Organized Pursuant to Title Four of the

Corporations and Associations Article of the

Annotated Code of Maryland

MARYLAND PRECIOUS METALS INC.

ARTICLES OF INCORPORATION

FIRST: The undersigned, Daniel E. James whose post office address is 4212 Gallatin Street, Hyattsville, Maryland 20781 being at least 18 years of age, do hereby form a corporation under the General Laws of the State of Maryland.

SECOND: The name of the corporation, (which is hereinafter called the Corporation), is MARYLAND PRECIOUS METALS INC.

THIRD: The Corporation shall be a close corporation as authorized by Title Four of the Corporations and Associations Article of the Annotated Code of Maryland, as amended.

81528490

FOURTH: The purpose for which the Corporation is organized is primarily to conduct activities for profit by to act as an independent salesperson of precious metals, but also for any other lawful purposes or activities that may from time to time arise in the course of the Corporations’s business affairs, as permitted by Section 2-103 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended from time to time.

FIFTH: The post office address of the principal office of the Corporation in Maryland is 4212 Gallatin, Hyattsville, Maryland 20781. The name and post office address of the resident agent of the Corporation in Maryland are Daniel E. James, 4212 Gallatin Street, Hyattsville, Prince Georges County, Maryland 20781.

SIXTH: The total number of shares of stock which the Corporation has authority to issue is 100 shares of common stock, without par value.

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 3 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

By: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

SEVENTH: The number of Directors of the Corporation shall be one (1), which number may be increased or decreased pursuant to the by-laws of the Corporation, and so long as there are less than two (2) stockholders, the number of directors may be less than two (2) but not less than the number of stockholders, and the name of the director who shall act until the first meeting or until their successors are duly chosen and qualified is Daniel E. James.

EIGHTH: The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, we have signed these Articles of Incorporation on 5-26-98, and severally acknowledge the same to be our act.

[ILLEGIBLE]

State of Maryland ASSESSMENTS AND TAXATION I.D. No. D5007406 ACKN. NO.- MARYLAND PRECION METALS INC. PARIS N. GLENDENING Governor RONALD W. WINEHOLT Director PAUL B. ANDERSON Administrator Charter Divison NO. OF CERTIFIED COPIES-0 DOCUMENT CODE 02 BUSSINESS CODE 03 COUNTY P.A. Religious close Stock Nonstock Merging (Transferor) Surviving( transferee) Code AMMOUNT FEE PERMITTED New name 10 Expedition Fee 51 20 Rac. Fen ( Arts of Inc.) 20 30 Organ. In Capitalization 62 Rec. Fee (Amandent) 63 Rec. Fee (Merger, Consol.) 64 Rec. fee (transfer) 66 Rec. Fee (Revival) Change of name 65 Rec. Fee (Dissolution) Change of Principal Office 75 Special Fee Change of Resident agent Address 73 Certificate of Conveyance Resignation of resident Agent 21 Recordation Tax Designation Of Resident Agent 22 State Transfer Tax And resident agent’s Address 23 Local Transfer Tax Change of Business Code 70 Change of P.O. R.A. or R.A.A. Adootion of Assumed Name 31 Corp. good Standing 600 Returns 52 Foreign Qualification NA Foreign registration Other Change(s) 51 Foreign Name registration 53 Foreign Resolution 54 For. Supplemental cert. 56 Penalty Code 50 Cert. of Qual. Or Regd. Attentation 83 Cert. Limited partnership 84 Amendent to Limited Partnership 85 Termination of Limited Partnership 80 For Limited partnership 91 Amend/ Cancellation for Limited Part 87 Limited Part Good Standing 67 Cert. Limited Liability partnership 68 LLP Ammendement- Domestic Mail to address: lay Savers Inc., 1751 Elton Road suite 207 Silver Spring, ind 20903 69 Foreign Limited Liability Partnership 74 LLP Amendment –foreign 99 Art of imagination 98 LLC Amend diss, Continuation 97 LLC Cancellation 96 Registration Foreign LLC 94 Foreign LLC Supplements 92 LLC Good Standing 13 Certified copy other Total Fee 40 Credit Card Check cash TAX SAVERS INC. 1751 ELTON R.D. STE. 207 SILVER SPRING MD 20903 Documents on checks APPROVED BY Room 809-301 west Prestore Street- Baltimore, Maryland 21201 Phone: (410) 767-1350 Fax: (410) 333-7097. TTY users Call Maryland Relay 1-800-735-225 Toll Free in MD: 1-888-246-5941-website: http://www.dat.state.md.us

MARYLAND PRECIOUS METALS INC.

a Maryland close corporation

CERTIFICATION OF RESOLUTION

CHANGING PRINCIPAL OFFICE

The following resolution was approved by Unanimous Written Consent of the Board of Directors of Maryland Precious Metals Inc., a Maryland close corporation, dated effective December 31, 2004:

The principal office is changed from

4212 Gallatin, Hyattsville, JD 20781

To:

4504 Annapolis Rd. Bladensburg, MD 20710

I, Shannon Shapiro, certify under the penalties of perjury that to the best of my knowledge, information, and belief that the foregoing is true in all material respects.

MARYLAND PRECIOUS METALS INC.

By:	/s/ Shannon Shapiro
Shannon Shapiro, Secretary

Date 6/3/08

CUST ID: 0002143561 WORK ORDER: 0001586599 DATE: 06-10-2008 09:54 PM AMT. PAID: $75.00

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE**                ** KEEP WITH DOCUMENT **

DOCUMENT CODE 80 BUSINESS CODE

#D05007604

Close                Stock                 Nonstock

P.A.                  Religious

Merging (Transferor)

Surviving (Transferee)

FEES REMITTED

Base Fee:	25
Org. & Cap. Fee:
Expedite Fee:	50
Penalty:
State Recordation Tax:
State Transfer Tax:
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:
TOTAL FEES:	75

Credit Card                    Check                    Cash

                Documents on              Checks

Approved By: 9

Keyed By:

COMMENT(S):

[BARCODE]

ID # D05007604 ACK # 1000361996558882 PAGES: 0002 MARYLAND PRECIOUS METALS INC.

06/06/2008 AT 04:25 P WO # 0001586599

New Name

Change of Name
X	Change of Principal Office
Change of Resident Agent
Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code

Adoption of Assumed Name

Other Change(s)

Code

Attention:

Mail: Name and Address

WOMBLE CARTYLE
4TH FLOOR
8065 LEESBURG PIKE
VIENNA VA 22182

Stamp Work Order and Customer Number HERE

CUST ID: 0002143561

WORK ORDER: 0001586599

DATE: 06-10-2008 09:54 PM

AMT. PAID: $75.00

STATE OF MARYLAND DEPT OF ASSESSMENTS AND TAXATION CUST ID: 0002161426 WORK ORDER: 0001604464 DATE: 07-22-2008 12:52 PM AMT. PAID: $75.00

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

Maryland Precious Metals, Inc. ,
(Name of Entity)

organized under the laws of             Maryland                     , passed the following resolution:

                                                                 (State)

[CHECK APPLICABLE BOX(ES)]

☐ The principal office is changed from: (old address)

to: (new address)

☑ The name and address of the resident agent is changed from:

Daniel E. James

4212 Gallatin St., Hyattsville, MD 20781

to:

National Registered Agents, Inc. of MD

836 Park Avenue, Second Floor, Baltimore, MD 21201

I certify under penalties of perjury the foregoing is true.

/s/ Shannon Shapiro
Secretary or Assistant Secretary General Partner Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

National Registered Agents Inc. of MD

SIGNED by:	/s/ John Christel
Resident Agent John Christel VP of NRAI of MD

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE**                ** KEEP WITH DOCUMENT **

DOCUMENT CODE 80 BUSINESS CODE

# D05007604

Close                Stock                 Nonstock

P.A.                  Religious

Merging (Transferor)

Surviving (Transferee)

FEES REMITTED
Base Fee:	25
Org. & Cap. Fee:
Expedite Fee:	50
Penalty:
State Recordation Tax:
State Transfer Tax:
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:
TOTAL FEES:	75

Credit Card                 Check  ✓             Cash                         Documents on                 Checks

Approved By: [ILLEGIBLE]

Keyed By: [ILLEGIBLE]

COMMENT(S):

[BARCODE]

Affix Barcode Label Here ID # D05007604 ACK # 1000361996728808 PAGES: 0002 MARYLAND PRECIOUS METALS INC.

07/18/2008 AT 02:26 P WO # 0001604464

New Name

Change of Name
Change of Principal Office
✓ Change of Resident Agent
✓ Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code

Adoption of Assumed Name

Other Change(s)

Code 194

Attention:

CORPASSIST OF BALTIMORE
2ND FLOOR
836 PARK AVE
BALTIMORE MD 21201-4753

Stamp Work Order and Customer Number HERE

STATE OF MARYLAND

DEPT OF ASSESSMENTS AND TAXATION

CUST ID: 0002161426

WORK ORDER: 0001604464

DATE: 07-22-2008 12:52 PM

AMT. PAID: $75.00

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

                                                                              Maryland Precious Metals Inc.                                                                             ,

(Name of Entity)

organized under the laws of Maryland, passed the following resolution:

(State)

[CHECK APPLICABLE BOX(ES)]

☐ The principal office is changed from: (old address)

to: (new address)

☒ The name and address of the resident agent is changed from:

National Registered Agents, Inc. of MD

Second Floor, 836 Park Avenue, Baltimore, MD 21201

to:

The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201

I certify under penalties of perjury the foregoing is true.

[ILLEGIBLE]
Secretary or Assistant Secretary
General Partner
Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

The Corporation Trust Incorporated

SIGNED By:	[ILLEGIBLE]
Resident Agent

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 3 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

MEETING OF THE BOARD OF DIRECTORS OF

Maryland Precious Metals, Inc.

September 30, 2010

On September 30, 2010, the Board of Directors of Maryland Precious Metals, Inc. (the “Company”) held a meeting at the Company’s corporate offices. The undersigned, constituting all of the Directors of the Company, adopted the resolutions, as follows:

1.	RESOLVED, that the resident agent of the Company is changed from National Registered Agents, Inc. of MD to The Corporation Trust Incorporated. A MOTION was made by Rick Wessel, seconded by R. Douglas Orr and passed unanimously by the Board to change the resident agent.

2.	RESOLVED, that the address of the resident agent of the Company is changed from Second Floor, 836 Park Avenue, Baltimore, Maryland 21201 to 351 West Camden Street, Baltimore, Maryland 21201. A MOTION was made by Rick Wessel, seconded by R. Douglas Orr and passed unanimously by the Board to change the address of the resident agent.

3.	RESOLVED, that the meeting should be adjourned. A MOTION was made by Rick L. Wessel, seconded by R. Douglas Orr and passed unanimously by the Board to adjourn the meeting.

IN WITNESS WHEREOF, the undersigned, being all the members of the Board of Directors of Maryland Precious Metals, Inc., hereby acknowledges the adoption of the above-referenced resolutions, effective this the thirtieth day of September 2010.

/s/ Rick L. Wessel	/s/ R. Douglas Orr
Rick L. Wessel	R. Douglas Orr

CUST ID: 0002489308

WORK ORDER: 0003705888

DATE: 10-05-2010    01:17 PM

AMT. PAID: $75.00

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE**         ** KEEP WITH DOCUMENT **

DOCUMENT CODE 80 BUSINESS CODE

# D05007604

Close                Stock                 Nonstock

P.A.                  Religious

Merging (Transferor)

Surviving (Transferee)

FEES REMITTED

Base Fee:	25
Org. & Cap. Fee:
Expedite Fee:	50
Penalty:
State Recordation Tax:
State Transfer Tax:
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:
TOTAL FEES:	75

Credit Card                 Check   ✓     Cash

        Documents on              Checks

Approved By: [ILLEGIBLE]

Keyed By: [ILLEGIBLE]

COMMENT(S):

[BARCODE]

ID # D05007604 ACK # 1000362000584526 PAGES: 0003 MARYLAND PRECIOUS METALS INC.

10/01/2010 AT 04:03 P WO # 0003705888

New Name

Change of Name
Change of Principal Office
✓ Change of Resident Agent
✓ Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code

Adoption of Assumed Name

Other Change(s)

Code 007

Attention:

Mail: Name and Address

THE CORPORATION TRUST INCORPORATED
351 WEST CAMDEN STREET
BALTIMORE MD 21201-7912

Stamp Work Order and Customer Number HERE

CUST ID: 0002489308

WORK ORDER: 0003705888

DATE: 10-05-2010 01:17 PM

AMT. PAID: $75.00

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

MARYLAND PRECIOUS METALS INC.

(Name of Entity)

organized under the laws of Maryland                                              passed the following resolution:

                                                                 (State)

(Check applicable boxes)

☐ The principal office is changed from: (old address)

to: (new address)

☒ The name and address of the resident agent is changed from:

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

to:

CSC-Lawyers Incorporating Service Company

7 St. Paul Street, Suite 1660, Baltimore, MD 21202

I certify under penalties of perjury the foregoing is true.

Signed	[ILLEGIBLE] Secretary
Secretary or Assistant Secretary
General Partner
Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

CSC-Lawyers Incorporating Service Company

Signed By:	/s/ Sylvia Queppet
Resident Agent
Sylvia Queppet, Assistant Vice President

CUST ID: 0002828946 WORK ORDER: 0004045526 DATE: 11-01-2012 01:18 PM AMT. PAID: $175.00

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

CORPORATE CHARTER APPROVAL SHEET

** KEEP WITH DOCUMENT **

DOCUMENT CODE 80 BUSINESS CODE

# D05007604

Close                Stock                 Nonstock

P.A.                  Religious

Merging (Transferor)

Surviving (Transferee)

FEES REMITTED
Base Fee:	25
Org. & Cap. Fee:
Expedite Fee:
Penalty:
State Recordation Tax:
State Transfer Tax:
Certified Copies
Copy Fee:
Certificates
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:
TOTAL FEES:	25

Credit Card                 Check          Cash

    7     Documents on              Checks

Approved By: 010

Keyed By:

COMMENT(S):

[BARCODE]

    Affix Barcode Label Here

ID # D05007604 ACK # 1000362004201432 PAGES: 0002 MARYLAND PRECIOUS METALS INC.

10/31/2012 AT 01:53 P WO # 0004045526

New Name

Change of Name
Change of Principal Office
✓ Change of Resident Agent
✓ Change of Resident Agent Address
Resignation of Resident Agent
Designation of Resident Agent and Resident Agent’s Address
Change of Business Code

Adoption of Assumed Name

Other Change(s)

Code

Attention:

Mail: Name and Address

CSC (UNITED STATES CORPORATION)
EVELYN WRIGHT
STE. 400
2711 CENTERVILLE RD
WILMINGTON DE 19808 – 1660

Stamp Work Order and Customer Number HERE

CUST ID: 0002828946

WORK ORDER: 0004045526

DATE: 11-01-2012 01:18 PM

AMT. PAID: $175.00